UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2013

TREATY ENERGY CORPORATION
(Exact name of Registrant as specified in its charter)

Nevada	000-28015	86-0884116
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

201 St. Charles Ave., Suite 2558
New Orleans, LA		70170
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (504) 599-5684

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                      AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS.

On January 14, 2013, Treaty Energy Corporation (the “Company”) amended its Articles of Incorporation to increase the total number of authorized shares of common stock to 1,250,000,000. The Company also has 50,000,000 shares of preferred stock authorized. The certificate of amendment filed with the State of Nevada is incorporated herein and filed as Exhibit 5.3.

Item 9.01                          EXHIBITS

Exhibit No.	Title
5.3	Articles of Amendment of Treaty Energy Corporation (approved January 14, 2013).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TREATY ENERGY CORPORATION

Date: February 14, 2013	By:	/s/ Michael A. Mulshine
Michael A. Mulshine
Assistant Secretary

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